ALLIANCE BALANCED SHARES

ANNUAL REPORT
JULY 31, 1996

ALLIANCE
INVESTING WITHOUT THE MYSTERY.



LETTER TO SHAREHOLDERS                                 ALLIANCE BALANCED SHARES
_______________________________________________________________________________

September 27, 1996

Dear Shareholder:

For the year ended July 31, 1996, the stock market recorded solid investment gains, while the bond market's performance paled in comparison. The following table shows how your Fund performed during the year ended July 31, 1996. For comparison, we have shown the investment results of the Standard & Poor's 500, a common measure of U.S. stock market performance; the Lehman Brothers (LB) Government/Corporate Bond Index, which represents the broad U.S. bond market; and the Salomon Brothers (SB) 1-Year Treasury Index.

                                     TOTAL RETURN
                             PERIODS ENDED JULY 31, 1996
                             SIX MONTHS    TWELVE MONTHS
                             ----------    -------------
ALLIANCE BALANCED SHARES
  Class A                       -4.75%         +5.23%
  Class B                       -5.09%         +4.45%
  Class C                       -5.08%         +4.52%

S&P 500                         +1.77%        +16.55%
L/B GOV'T/CORP. BOND INDEX      -2.26%         +5.31%
SB TREASURY INDEX               -2.22%         +5.07%


TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF JULY 31; ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3. THE FUND'S BENCHMARKS ARE UNMANAGED.

MARKET OVERVIEW
During the second half of 1995, the stock market posted strong gains, thanks to good corporate earnings and a generally favorable economic environment. Bonds also received a boost due to a decline in intermediate- and long-term interest rates (when interest rates rise, bond prices typically fall). In the first half of 1996, the financial markets experienced above average market volatility due to uncertainty about the direction of the economy. At times, the economy appeared to be growing too fast, which caused inflation concerns (in a mature economic recovery, higher inflation leads to higher interest rates, which often puts pressure on stock and bond prices). At other times, the economy seemed to be growing moderately, which dampened those concerns, stabilized interest rates and supported positive returns from the financial markets.

PORTFOLIO POSITIONING
For most of the period, the Fund was overweighted in corporate bonds. Late in an economic cycle, such as the one we are now in, corporations do not issue as many bonds because their profits help to finance expansion. Thus, the supply of bonds diminishes, which helps bolster their prices. We also invested a small portion of our assets in international bonds, whose yields were slightly higher.

With no significant valuation differences between sectors, we remained very well diversified across many industry groups in the equity portion of the Fund. Two specific sector exposures are worth mentioning. We increased our weighting in energy stocks because we see opportunities for profit margins to expand for companies in this group. Most oil producers base their activity on a five-year forecast that oil will sell for $18 a barrel. Our research suggests that the supply-demand factors affecting oil prices will raise prices above that level at some point during the period. We have also maintained a small portion of the portfolio in closed-end mutual funds that invest in individual foreign countries. These funds were purchased at a discount to their net asset value and offer good upside potential. Growth companies selling at reasonable prices are relatively rare; many attractively priced investment opportunities occur among small- and medium-sized companies.

MARKET OUTLOOK
Looking ahead, we expect the rate of growth of the U.S. economy to moderate to the 2-2 1/2% range. As a consequence, investors' fears about accelerating inflation should remain subdued. This combination of a slower rate of earnings growth and a stable set of valuation factors is expected to produce modest positive equity returns over the next 6 to 12 months. At current levels of stock valuation, the spread between expected equity and fixed income returns has narrowed.

We believe the burst of economic activity that unnerved the capital markets in the middle of this year is largely unsustainable. The main reason is that much of this strength reflected temporary developments. Many Americans received and spent their tax refunds, and the


1



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

government dispensed more money than usual, not uncommon during an election year. Moreover, we expect the high levels of consumer debt will dampen spending patterns for the remainder of 1996.

As always, we appreciate your investment in Alliance Balanced Shares and look forward to reporting its progress to you in the coming period.

Sincerely,

John D. Carifa
Chairman and President


Kevin J. O'Brien
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    +5.23%          +.75%
 . Five Years                  +7.97%         +7.05%
 . Ten Years                   +8.02%         +7.55%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    +4.45%          +.74%
 . Five Years                  +7.16%         +7.16%
 . Since Inception*            +7.79%         +7.79%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    +4.52%         +3.59%
 . Since Inception*            +6.46%         +6.46%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares purchased prior to July 1, 1996 are not subject to front-end or contingent deferred sales charges. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 2/4/91, Class B; 5/3/93, Class C.


3



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ALLIANCE BALANCED SHARES
GROWTH OF A $10,000 INVESTMENT:
7/31/86 TO 7/31/96

$39,000
$34,000$29,000
$24,000
$19,000
$14,000
$9,000
7/31/86
7/31/96

This chart illustrates the total value of an assumed investment in Alliance Balanced Shares Class A after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard and Poor's 500-stock index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Lehman Brothers Government/Corporate Bond Index represents a combination of the Government Bond Index and the Corporate Bond Index.

The Salomon Brothers 1-Year Treasury Benchmark represents performance of Treasury bills with 1-year maturities.

When comparing Alliance Balanced Shares to the indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the indices.

Balanced Shares
S&P 500
LB Gov't/Corp. Index
SB 1-Year Treasury


4



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ALLIANCE BALANCED SHARES...
SEEKING TO PROVIDE CURRENT INCOME FOR TODAY AND
GROWTH OF CAPITAL FOR THE FUTURE

Alliance Balanced Shares is a conservative investment that seeks to provide a competitive total return.

For some investors, the Fund may be considered a comprehensive investment vehicle. It strives to achieve higher returns and lower volatility than a benchmark portfolio comprised of 60% stocks, 25% government and corporate bonds, and 15% Treasury bills.

We do not focus on short-term performance, nor do we strive to outperform other balanced funds, many of which are much more aggressively structured.

As the charts illustrate, Alliance Balanced Shares' asset allocation shifts with changing market conditions. The changes, however, should be neither dramatic nor frequent, and should not involve significant risk relative to the benchmark noted above.

Stocks will now typically comprise about 60% of the portfolio. At times, however, stocks may range from 50% to 70% of the portfolio.

Within the equity portion of the portfolio, we seek to outperform the stock market without taking undue risk. Stock selection emphasizes investments with attractive expected return-but always within the context of a diversified portfolio. Further, a preponderance of the portfolio will always be invested in high-quality, financially strong, dividend-paying companies.

The balance of the portfolio is comprised of U.S. Government and government agency securities mixed with high-quality asset-backed and corporate bonds. Our primary objectives in the fixed-income portfolio are to generate a high, steady income stream and to provide stability for the net asset value.

We believe that this investment policy will serve the Fund's investors very well over time.


SIX-MONTH SNAPSHOTS: THE COMPOSITION OF YOUR FUND'S PORTFOLIO

    7/31/95    1/31/96    7/31/96

STOCKS: 58.7%

U.S. GOVERNMENTS & MORTGAGES: 25.0%

CORPORATE BONDS: 9.8%

CASH: 6.5%

STOCKS: 58.9%

U.S.GOVERNMENTS & MORTGAGES: 26.4%

CORPORATE BONDS: 13.5%

CASH: 1.2%

STOCKS: 56.6%

U.S. GOVERNMENTS & MORTGAGES: 28.4%

CORPORATE BONDS: 12.0%

CASH: 3.0%


5



TEN LARGEST HOLDINGS
JULY 31, 1996                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                                 VALUE        NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                                 $18,838,877           14.8%
Federal National Mortgage Association                11,483,138            9.1
Government of Canada, 7.00%, 12/01/06                 4,339,490            3.4
Federal Home Loan Mortgage Corp., 7.00%, 1/01/99      2,955,000            2.3
WMX Technologies, Inc.                                2,710,687            2.1
Morgan Stanley Asia Pacific Fund, Inc.                2,697,500            2.1
Olin Corp.                                            2,580,638            2.0
Reliance Industries, Ltd., 10.375%, 6/24/16           2,484,023            2.0
Monsanto Co.                                          2,343,750            1.9
Philip Morris Cos., Inc.                              2,301,750            1.8
                                                    $52,734,853           41.5%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1996
_______________________________________________________________________________

                                                     SHARES OR PRINCIPAL
                                                ------------------------------
                                                                     HOLDINGS
PURCHASES                                               BOUGHT        7/31/96
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 7.00%, 1/01/99     $3,000,000     $3,000,000
Federal National Mortgage Association,
  6.50%, 6/01/11                                     $5,977,225     $5,977,225
Federal National Mortgage Association,
  7.00%, 5/01/26                                     $2,972,185     $2,972,185
Federal National Mortgage Association,
  8.50%, 7/01/25                                     $2,800,000     $2,800,000
Government of Canada, 7.00%, 12/01/06           CA$   6,250,000  CA$ 6,250,000
Olin Corp.                                               30,450         30,450
Reliance Industries, Ltd., 10.375%, 6/24/16          $2,300,000     $2,300,000
U.S. Treasury Note, 5.875%, 8/15/98                  $6,525,000     $6,525,000
U.S. Treasury Note, 6.75%, 4/30/00                   $5,950,000     $5,950,000
WMX Technologies, Inc.                                   91,500         91,500


                                                                       HOLDINGS
SALES                                                    SOLD           7/31/96
-------------------------------------------------------------------------------
AT & T Corp.                                             40,000             -0-
Columbia HCA Healthcare Corp.                            40,000             -0-
Federal National Mortgage Association,
  6.00%, 4/01/09                                     $5,345,306             -0-
Gillette Co.                                             45,000             -0-
Kingdom of Denmark, 8.00%, 3/15/06              DKK  13,300,000             -0-
Kingdom of Spain, 12.25%, 3/25/00               ESP 285,000,000             -0-
PepsiCo, Inc.                                            41,000             -0-
U.S. Treasury Note, 5.625%, 6/30/97                 $12,750,000             -0-
U.S. Treasury Note, 5.75%, 8/15/03                   $3,800,000       $750,000
U.S. Treasury Note, 7.125%, 9/30/99                  $4,650,000             -0-


6



PORTFOLIO OF INVESTMENTS
JULY 31, 1996                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-56.6%
FINANCE-12.2%
INSURANCE-3.4%
American International Group, Inc.               17,000       $1,600,125
TIG Holdings, Inc.                               53,000        1,470,750
Travelers Group, Inc.                            30,000        1,267,500
                                                             ------------
                                                               4,338,375

MUTUAL FUNDS-5.4%
Europe Fund, Inc.                                80,000        1,080,000
G.T. Global Eastern Europe Fund                  32,309          411,940
Morgan Stanley Asia Pacific Fund, Inc.          260,000        2,697,500
Scudder New Asia Fund, Inc.                      80,000        1,070,000
The France Growth Fund, Inc.                    160,000        1,580,000
                                                             ------------
                                                               6,839,440

MISCELLANEOUS-3.4%
Associates First Capital Corp.                   20,800          798,200
MBNA Corp.                                       52,500        1,463,437
MGIC Investment Corp.                            34,500        2,070,000
                                                             ------------
                                                               4,331,637
                                                             ------------
                                                              15,509,452

SCIENCE & TECHNOLOGY-11.5%
AEROSPACE & DEFENSE-1.4%
Boeing Co.                                       15,000        1,327,500
General Motors Corp.                              7,500          427,500
                                                             ------------
                                                               1,755,000

COMPUTER HARDWARE-2.4%
Ceridian Corp. *                                 42,200        1,835,700
Digital Equipment Corp. *                        20,000          707,500
Intergraph Corp. *                               52,500          547,969
                                                             ------------
                                                               3,091,169

COMPUTER NETWORKING SOFTWARE-1.7%
3Com Corp. *                                     22,500          887,344
Bay Networks, Inc. *                             34,500          793,500
cisco Systems, Inc. *                             9,000          465,750
                                                             ------------
                                                               2,146,594

COMPUTER PERIPHERALS-0.9%
Seagate Technology, Inc. *                       23,000        1,112,625

COMPUTER SOFTWARE & SERVICES-3.5%
Electronic Data Systems Corp. New *              22,000        1,163,250
Oracle System Corp. *                            35,000        1,367,187
Softkey International, Inc. *                    32,650          608,106
Sterling Software, Inc. *                        20,000        1,375,000
                                                             ------------
                                                               4,513,543

TELECOMMUNICATION EQUIPMENT-1.6%
Nokia Corp. (ADR) (a)                            20,000          705,000
Scientific-Atlanta, Inc.                         95,000        1,270,625
                                                             ------------
                                                               1,975,625

                                                             ------------
                                                              14,594,556

CONSUMER SERVICES-10.0%
AIRLINES-1.6%
Delta Airlines, Inc.                             30,000        2,096,250

BROADCASTING & CABLE-2.4%
Cablevision Systems Corp. CI.A*                  33,000        1,307,625
TCI Group Series A *                             45,000          644,062
Tele-Communications-Liberty Media Group
  Series A *                                     50,000       1,103,125
                                                             ------------
                                                               3,054,812

HOTELS & RESTAURANTS-2.4%
Host Marriott Corp. *                            77,000        1,010,625
ITT Corp. *                                      35,000        1,986,250
                                                             ------------
                                                               2,996,875

HOUSEHOLD PRODUCTS-0.6%
First Brands Corp.                               30,000          716,250

RETAILING-1.5%
Federated Department Stores, Inc. *              30,000          907,500
Thrifty Payless Holdings, Inc. Cl. B *           74,000        1,036,000
                                                             ------------
                                                               1,943,500


7



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TOYS-0.7%
Hasbro, Inc.                                     25,000      $   896,875

MISCELLANEOUS-0.8%
Equifax, Inc.                                    40,000        1,005,000
                                                             ------------
                                                              12,709,562

BASIC INDUSTRIES-8.0%
CHEMICALS-7.6%
Cytec Industries, Inc. *                         30,000          900,000
Freeport McMoran, Inc.                           48,000        1,722,000
Hercules, Inc.                                   24,000        1,203,000
IMC Global                                       24,000          948,000
Monsanto Co.                                     75,000        2,343,750
Olin Corp.                                       30,450        2,580,638
                                                             ------------
                                                               9,697,388

PAPER & FOREST PRODUCTS-0.4%
Louisiana-Pacific Corp.                          25,000          509,375
                                                             ------------
                                                              10,206,763

HEALTH CARE-5.5%
BIOTECHNOLOGY-1.3%
Centocor, Inc. *                                 21,800          546,363
Steris Corp. *                                   38,000        1,104,375
                                                             ------------
                                                               1,650,738

DRUGS-3.1%
Pfizer, Inc.                                     24,000        1,677,000
Warner-Lambert Co.                               40,000        2,180,000
                                                             ------------
                                                               3,857,000

MEDICAL SERVICES-1.1%
Aetna, Inc.                                      12,000          697,500
Healthsource, Inc. *                             24,000          264,000
Value Health, Inc. *                             30,000          465,000
                                                             ------------
                                                               1,426,500

                                                             ------------
                                                               6,934,238

CONSUMER STAPLES-3.3%
RETAIL-FOOD & DRUGS-0.8%
Revco D.S., Inc. *                               47,000        1,069,250

TOBACCO-2.5%
Loews Corp.                                      10,000          806,250
Philip Morris Cos., Inc.                         22,000        2,301,750
                                                             ------------
                                                               3,108,000
                                                             ------------
                                                               4,177,250


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)            VALUE
-------------------------------------------------------------------------
ENERGY-2.9%
OIL & GAS SERVICES-2.9%
BJ Services Co. *                                30,000      $   993,750
Louis Dreyfus Natural Gas Corp. *                33,300          466,200
Parker Drilling Co.                              77,000          442,750
Schlumberger Ltd.                                20,000        1,600,000
United Meridian Corp. *                           6,200          203,825
                                                             ------------
                                                               3,706,525

CAPITAL GOODS-2.5%
ENGINEERING & CONSTRUCTION-0.4%
Martin Marietta Materials, Inc.                  20,300          459,288

ENVIRONMENTAL CONTROL-2.1%
WMX Technologies, Inc.                           91,500        2,710,687
                                                             ------------
                                                               3,169,975

CONSUMER MANUFACTURING-0.7%
BUILDING & RELATED-0.7%
American Standard Cos., Inc. *                   26,200          841,675

TRANSPORTATION-0.0%
RAILROADS-0.0%
Canadian Pacific, Ltd. (b)                        3,000           65,250
Total Common Stocks & Other Investments
  (cost $72,956,784)                                          71,915,246

CORPORATE BONDS-12.0%
YANKEE BONDS-3.5%
Reliance Industries, Ltd.
  10.375%, 6/24/16 (c)                            2,300        2,484,023
St. George Bank, Ltd.
  7.15%, 10/15/05 (c)                             2,000        1,928,100
                                                             ------------
                                                               4,412,123

FINANCIAL-1.8%
Farmers Insurance Exchange
  8.625%, 5/01/24                                   400          379,956
Prudential Insurance Co.
  8.30%, 7/01/25 (c)                              2,000        1,971,730
                                                             ------------
                                                               2,351,686

INDUSTRIAL-1.8%
Time Warner, Inc.
  9.125%, 1/15/13                                 2,200        2,290,244


8



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
------------------------------------------------------------------------
OTHER-4.9%
Government of Canada
  7.00%, 12/01/06 (d)                        CA$  6,250      $ 4,339,490
Republic of Poland PDI
  3.75%, 10/27/14                            US$  2,400        1,854,000
                                                               6,193,490
Total Corporate Bonds
(cost $15,406,452)                                            15,247,543

MORTGAGE-RELATED SECURITIES-13.1%
Federal Home Loan Mortgage Corp. (GOLD)
  7.00%, 1/01/99                                  3,000        2,955,000
Federal National Mortgage Association
  6.50%, 6/01/11                                  5,977        5,766,109
  7.00%, 5/01/26                                  2,972        2,851,425
  8.50%, 7/01/25                                  2,800        2,865,604
Government National Mortgage Association
  7.50%, 1/15/26                                  2,258        2,218,038

Total Mortgage-Related Securities
  (cost $16,786,343)                                          16,656,176

U.S. GOVERNMENT OBLIGATIONS-15.3%
U.S. Treasury Bond
  7.625%, 2/15/25                                   500          535,310
U.S. Treasury Notes
  5.75%, 8/15/03                                    750          710,978
  5.875%, 8/15/98                                 6,525        6,480,108
  6.75%, 4/30/00 (d)                              5,950        5,997,421
  7.875%, 4/15/98 (d)                             5,500        5,650,370

Total U.S. Government Obligations
  (cost $19,525,376)                                          19,374,187

COMMERCIAL PAPER-2.7%
Prudential Funding Corp.
  5.52%, 8/01/96
  (amortized cost $3,440,000)                     3,440        3,440,000

TOTAL INVESTMENTS-99.7%
  (cost $128,114,955)                                        126,633,152
Other assets less liabilities-0.3%                               422,994

NET ASSETS-100%                                             $127,056,146


*    Non-income producing security.

(a)  Country of origin-Finland.

(b)  Country of origin-Canada.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 1996, the aggregate market value of these securities amounted to $6,763,809 representing 5.3% of net assets.

(d) Securities with an aggregate market value of $15,987,281, segregated to collateralize forward exchange currency contracts.

Glossary:
ADR - American Depository Receipt
PDI - Past Due Interest

See notes to financial statements.


9



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1996                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $128,114,955)         $126,633,152
  Cash                                                                   1,408
  Receivable for investment securities and foreign currency sold    14,539,605
  Dividends and interest receivable                                    754,511
  Receivable for capital stock sold                                     58,054
  Net unrealized appreciation of forward exchange currency
    contracts                                                            1,002
  Total assets                                                     141,987,732

LIABILITIES
  Payable for investment securities and foreign currency
    purchased                                                       14,394,190
  Payable for capital stock redeemed                                   210,216
  Advisory fee payable                                                  68,540
  Distribution fee payable                                              42,264
  Accrued expenses                                                     216,376
  Total liabilities                                                 14,931,586

NET ASSETS                                                        $127,056,146

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     90,941
  Additional paid-in capital                                       112,395,014
  Undistributed net investment income                                  200,802
  Accumulated net realized gain on investments and foreign
    currency transactions                                           15,848,909
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (1,479,520)
                                                                  $127,056,146

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($102,566,745/
    7,318,889 shares of capital stock issued and outstanding)           $14.01
  Sales charge-4.25% of public offering price                              .62
  Maximum offering price                                                $14.63

  CLASS B SHARES
  Net asset value and offering price per share ($18,393,227/
    1,333,733 shares of capital stock issued and outstanding)           $13.79

  CLASS C SHARES
  Net asset value and offering price per share ($6,096,174/
    441,448 shares of capital stock issued and outstanding)             $13.81


See notes to financial statements.


10



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1996                               ALLIANCE BALANCED SHARES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                             $4,287,638
  Dividends (net of foreign taxes withheld of $1,680)     979,466  $ 5,267,104

EXPENSES
  Advisory fee                                            879,738
  Distribution fee - Class A                              280,739
  Distribution fee - Class B                              177,192
  Distribution fee - Class C                               60,640
  Transfer agency                                         245,449
  Administrative                                          141,638
  Custodian                                               106,308
  Audit and legal                                          85,712
  Printing                                                 58,345
  Registration                                             50,218
  Directors' fees                                          24,000
  Miscellaneous                                            23,412
  Total expenses                                                     2,133,391
  Net investment income                                              3,133,713

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on security transactions                        19,977,401
  Net realized loss on foreign currency transactions                   (18,834)
  Net change in unrealized appreciation on securities              (15,278,575)
  Net change in unrealized appreciation on foreign currency
    denominated assets and liabilities                                   2,283
  Net gain on investments and foreign currency transactions          4,682,275

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $7,815,988


See notes to financial statements.


11



STATEMENTS OF CHANGES IN NET ASSETS                    ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                     JULY 31,        JULY 31,
                                                       1996            1995
                                                  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $  3,133,713   $   5,049,968
  Net realized gain on investments and foreign
    currency transactions                           19,958,567       9,974,984
  Net change in unrealized appreciation of ]
    investments and foreign currency
    denominated assets and liabilities             (15,276,292)      9,246,257
  Net increase in net assets from operations         7,815,988      24,271,209

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (3,160,459)     (4,018,825)
    Class B                                           (358,703)       (288,412)
    Class C                                           (123,287)       (105,151)
  Net realized gain on investments
    Class A                                        (11,691,852)       (264,146)
    Class B                                         (1,628,196)        (24,685)
    Class C                                           (577,846)         (8,478)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (5,439,472)    (55,580,660)
  Total decrease                                   (15,163,827)    (36,019,148)

NET ASSETS
  Beginning of year                                142,219,973     178,239,121
  End of year (including undistributed net
    investment income of $200,802 and
    $1,022,661, respectively)                     $127,056,146   $142,219,973


See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1996                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Securities traded on the over the counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short term securities, be determined by reference to valuations obtained from a pricing service. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents net foreign exchange gains and losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities for the year ended July 31, 1996 are reflected as a component of unrealized depreciation on investments and foreign currency denominated assets and liabilities.

3. OPTION TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for


13



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

7. RECLASSIFICATION OF NET ASSETS
To reflect reclassifications arising from permanent book/tax differences for the year ended July 31, 1996, $313,123 was reclassified from accumulated net investment income to accumulated net realized gain on investments and foreign currency transactions.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., (the "Adviser"), an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended July 31, 1996.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for the cost of certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 1996, such reimbursement amounted to $141,638.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $158,526 for the year ended July 31, 1996.

Alliance Fund Distributors, Inc. (a wholly owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front end sales charges of $7,573 from the sale of Class A shares and $43,572 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1996.

Brokerage commissions paid on securities transactions for the year ended July 31, 1996 amounted to $278,290, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


14



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B shares and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,233,618 and $349,587, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $167,003,681 and $181,385,806, respectively, for the year ended July 31, 1996. There were purchases of $132,619,282 and sales of $131,313,314 of U.S. Government and government agency obligations for the year ended July 31, 1996.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.
The Fund's custodian will place and maintain cash not available for investment or liquid high debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1996, the Fund had outstanding forward exchange currency contracts, both to purchase and sell foreign currencies against the U.S. dollar, as follows:

                                       CONTRACT      VALUE ON       U.S. $       UNREALIZED
                                        AMOUNT     ORIGINATION      CURRENT     APPRECIATION
                                         (000)         DATE          VALUE     (DEPRECIATION)
                                      ----------   -----------   -----------   --------------
FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar, expiring 8/16/96      3,838      $3,023,507    $2,966,094      $(57,413)
Swedish Krona, expiring 8/08/96         13,551       2,071,122     2,049,207       (21,915)

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar, expiring 8/16/96      3,838       3,039,434     2,966,094        73,340
Canadian Dollar, expiring 8/12/96        6,092       4,450,429     4,432,272        18,157
Swedish Krona, expiring 8/08/96         13,551       2,038,040     2,049,207       (11,167)
                                                                                  ---------
                                                                                  $  1,002


15



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

At July 31, 1996, the cost of securities for federal income tax purposes was $128,468,258. Accordingly gross unrealized appreciation of investments was $6,053,683 and gross unrealized depreciation of investments was $7,888,789 resulting in net unrealized depreciation of $1,835,106 excluding foreign currency.

Currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October currency losses of $4,384.

NOTE E: CAPITAL STOCK
There are 180,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 60,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              448,058       833,994    $  6,746,741    $ 11,355,969
Shares issued in
  reinvestment of
  dividends and
  distributions          836,417       258,708      12,060,428       3,476,710
Shares converted
  from Class B             6,918            -0-         99,012              -0-
Shares redeemed       (2,066,376)   (4,776,892)    (30,463,433)    (67,754,957)
Net decrease            (774,983)   (3,684,190)   $(11,557,252)   $(52,922,278)

CLASS B
Shares sold              430,446       253,480    $  6,327,512    $  3,417,128
Shares issued in
  reinvestment of
  dividends and
  distributions          113,453        19,426       1,612,145         257,488
Shares converted to
  Class A                 (6,961)           -0-        (99,012)             -0-
Shares redeemed         (216,587)     (343,847)     (3,180,587)     (4,616,970)
Net increase(decrease)   320,351       (70,941)   $  4,660,058    $  (942,354)

CLASS C
Shares sold              157,902       100,113    $  2,334,144    $  1,340,570
Shares issued in
  reinvestment of
  dividends and
  distributions           37,104         5,947         527,785          78,834
Shares redeemed          (96,534)     (235,619)     (1,404,207)     (3,135,432)
Net increase(decrease)    98,472      (129,559)   $  1,457,722    $ (1,716,028)


16



FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS A
                                            -----------------------------------------------------------------------------
                                                                      OCTOBER 1,1993
                                               YEAR ENDED JULY 31,       THROUGH            YEAR ENDED SEPTEMBER 30,
                                            ------------------------     JULY 31,    ------------------------------------
                                                1996         1995        1994(C)         1993         1992         1991
                                            -----------  -----------  -------------  -----------  -----------  ----------
Net asset value, beginning of period          $15.08       $13.38       $14.40         $13.20       $12.64       $10.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .37          .46          .29            .34          .44          .46
Net realized and unrealized gain (loss)
  on investments                                 .45         1.62         (.74)          1.29          .57         2.17
Net increase (decrease) in net asset
  value from operations                          .82         2.08         (.45)          1.63         1.01         2.63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.41)        (.36)        (.28)          (.43)        (.45)        (.40)
Distributions from net realized gains          (1.48)        (.02)        (.29)            -0-          -0-          -0-
Total dividends and distributions              (1.89)        (.38)        (.57)          (.43)        (.45)        (.40)
Net asset value, end of period                $14.01       $15.08       $13.38         $14.40       $13.20       $12.64

TOTAL RETURN
Total investment return based on net
  asset value (a)                               5.23%       15.99%       (3.21)%        12.52%        8.14%       25.52%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000'S OMITTED)   $102,567     $122,033     $157,637       $172,484     $143,883     $154,230
Ratio of expenses to average net assets         1.38%        1.32%        1.27%(b)       1.35%        1.40%        1.44%
Ratio of net investment income to
  average net assets                            2.41%        3.12%        2.50%(b)       2.50%        3.26%        3.75%
Portfolio turnover rate                          227%         179%         116%           188%         204%          70%


See footnote summary on page 18.


17



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS B
                                            -------------------------------------------------------------------------------
                                                                      OCTOBER 1,1993
                                               YEAR ENDED JULY 31,       THROUGH            YEAR ENDED SEPTEMBER 30,
                                            ------------------------     JULY 31,    --------------------------------------
                                                1996         1995        1994(C)      1993         1992         1991(D)
                                            -----------  -----------  -------------  -----------  -----------  ------------
Net asset value, beginning of period          $14.88       $13.23       $14.27         $13.13       $12.61       $11.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .28          .30          .22            .29          .37          .25
Net realized and unrealized gain (loss)
  on investments                                 .42         1.65         (.75)          1.22          .54          .80
Net increase (decrease) in net asset
  value from operations                          .70         1.95         (.53)          1.51          .91         1.05

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.31)        (.28)        (.22)          (.37)        (.39)        (.28)
Distribution from net realized gains           (1.48)        (.02)        (.29)            -0-          -0-          -0-
Total dividends and distributions              (1.79)        (.30)        (.51)          (.37)        (.39)        (.28)
Net asset value, end of period                $13.79       $14.88       $13.23         $14.27       $13.13       $12.61

TOTAL RETURN
Total investment return based on net
  asset value (a)                               4.45%       15.07%       (3.80)%        11.65%        7.32%        8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $18,393      $15,080      $14,347        $12,789       $6,499       $1,830
Ratio of expenses to average net assets         2.16%        2.11%        2.05%(b)       2.13%        2.16%        2.13%(b)
Ratio of net investment income to
  average net assets                            1.61%        2.30%        1.73%(b)       1.72%        2.46%        3.19%(b)
Portfolio turnover rate                          227%         179%         116%           188%         204%          70%


See footnote summary on page 18.


18



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS C
                                            ----------------------------------------------------
                                                                                       MAY 3,
                                                                       OCT. 1,1993    1993(E)
                                               YEAR ENDED JULY 31,       THROUGH         TO
                                            ------------------------     JULY 31,     SEP. 30,
                                                1996         1995        1994(C)        1993
                                            -----------  -----------  ------------  ------------
Net asset value, beginning of period          $14.89       $13.24       $14.28        $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .26          .30          .24           .11
Net realized and unrealized gain (loss)
  on investments                                 .45         1.65         (.77)          .71
Net increase (decrease) in net asset
  value from operations                          .71         1.95         (.53)          .82

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.31)        (.28)        (.22)         (.17)
Distributions from net realized gains          (1.48)        (.02)        (.29)           -0-
Total dividends and distributions              (1.79)        (.30)        (.51)         (.17)
Net asset value, end of period                $13.81       $14.89       $13.24        $14.28

TOTAL RETURN
Total investment return based on net
  asset value (a)                               4.52%       15.06%       (3.80)%        6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,096       $5,108       $6,254        $1,487
Ratios of expenses to average net assets        2.15%        2.09%        2.03%(b)      2.29%(b)
Ratios of net investment income to
  average net assets                            1.63%        2.32%        1.81%(b)      1.47%(b)
Portfolio turnover rate                          227%         179%         116%         .188%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(b)  Annualized.

(c)  The Fund changed its fiscal year end from September 30 to July 31.

(d) For the period February 4, 1991 (commencement of distribution) to September 30, 1991.

(e)  Commencement of distribution.


19



REPORT OF INDEPENDENT ACCOUNTANTS                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE BALANCED SHARES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. at July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
September 18, 1996


20



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, EXECUTIVE VICE PRESIDENT
KEVIN J. O'BRIEN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
MATTHEW D. BLOOM, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798


(1)  Member of the Audit Committee.


21



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


22


ALLIANCE BALANCED SHARES
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
INVESTING WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

BALAR